                                                                   EXHIBIT 10.20
                               WOMEN.COM NETWORKS


                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT


        THIS SERIES E PREFERRED STOCK PURCHASE AGREEMENT (the "AGREEMENT") is entered into as of May 7, 1999, by and among WOMEN.COM NETWORKS, a California corporation (the "COMPANY"), and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached hereto as EXHIBIT A (which persons and entities are hereinafter collectively referred to as "PURCHASERS" and each individually as a "PURCHASER").


                                    RECITALS


        WHEREAS, the Company has authorized the sale and issuance of up to one million (1,000,000) shares of its Series E Preferred Stock (the "SHARES");

        WHEREAS, Purchasers desire to purchase the Shares on the terms and conditions set forth herein;

        WHEREAS, the Company desires to issue and sell the Shares to Purchasers on the terms and conditions set forth herein; and

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:


                                    AGREEMENT

SECTION 1.     AGREEMENT TO SELL AND PURCHASE.

        1.1 AUTHORIZATION OF SHARES. On or prior to the Closing (as defined in
Section 2 below), the Company shall have authorized (a) the sale and issuance to Purchasers of the Shares and (b) the issuance of the shares of common stock to be issued on conversion of the Shares (the "CONVERSION SHARES"). The Shares and the Conversion Shares shall have the rights, preferences, privileges and restrictions set forth in the Amended and Restated Articles of Incorporation of the Company, in the form attached hereto as EXHIBIT B (the "RESTATED ARTICLES").

        1.2 SALE AND PURCHASE. Subject to the terms and conditions hereof, at the Closing (as hereinafter defined) the Company hereby agrees to issue and sell to each Purchaser and each Purchaser agrees to purchase from the Company, the number of Shares set forth opposite such Purchaser's name on EXHIBIT A, at a purchase price of $10.00 per Share.

SECTION 2.     CLOSING, DELIVERY AND PAYMENT.

        2.1 CLOSING DATE. The closing of the purchase and sale of the Shares hereunder (the "CLOSING") shall take place on the date of this Agreement, at the offices of Cooley Godward LLP.

        2.2 DELIVERY. At the Closing, subject to the terms and conditions hereof, the Company will deliver to the Purchasers certificates representing the number of Shares to be purchased at the Closing by



                                       1.

each Purchaser, against payment of the purchase price therefor by check or wire transfer made payable to the order of the Company, cancellation of indebtedness or any combination of the foregoing.

SECTION 3.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to each Purchaser as follows:

        3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, the Amended and Restated Investors' Rights Agreement in substantially the form attached hereto as EXHIBIT D (the "INVESTORS' RIGHTS AGREEMENT') and the Amended and Restated Co-Sale and Voting Agreement in substantially the form attached hereto as EXHIBIT E (the "CO-SALE AGREEMENT"), to issue and sell the Shares, to issue the Conversion Shares, to carry out the provisions of this Agreement, the Investors' Rights Agreement, the Co-Sale Agreement and the Restated Articles and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

        3.2 CAPITALIZATION. As of April 20, 1999, the authorized capital stock of the Company consisted of (a) 30,000,000 shares of common stock, (i) 1,826,799 shares of which are issued and outstanding and (ii) 8,822,500 shares of which are reserved for future issuance to employees, consultants and directors upon the exercise of options to purchase the Company's common stock pursuant to the Amended and Restated 1994 Stock Option Plan and the Amended and Restated 1998 Equity Incentive Plan and (b) 18,286,810 shares of preferred stock, (i) 2,707,403 shares of which are designated Series A Preferred Stock, of which 2,685,181 shares are issued and outstanding, (ii) 579,407 shares of which are designated Series B Preferred Stock, of which 579,407 shares are issued and outstanding, (iii) 7,000,000 shares of which are designated Series C Preferred Stock, of which 3,626,922 shares are issued and outstanding and (iv) 8,000,000 shares of which are designated Series D Preferred Stock, of which 6,546,369 are issued and outstanding. All issued and outstanding shares of the Company's common stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (A) have been duly authorized and validly issued and (B) are fully paid and nonassessable. The rights, preferences, privileges and restrictions of the Shares are as stated in the Restated Articles. The Conversion Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and the Restated Articles, the Shares and the Conversion Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Shares and the Conversion Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

        3.3 AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization of this Agreement, the Investors' Rights Agreement and the Co-Sale Agreement, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, sale, issuance and delivery of the Shares pursuant hereto and the Conversion Shares pursuant to the Restated Articles, has been taken or will be taken prior to the Closing. The Agreement, the Investors' Rights Agreement and the Co-Sale Agreement, when executed and delivered, will be valid and binding obligations of the Company

                                       2.

enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (b) general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions in Section 3.9 of the Investors' Rights Agreement may be limited by applicable laws. The sale of the Shares and the subsequent conversion of Shares into Conversion Shares are not and will not be subject to any preemptive rights or rights of first refusal other than the right of first refusal set forth in the Investors' Rights Agreement, which has been waived in accordance with that agreement.

        3.4 SMALL BUSINESS CONCERN. The Company, together with its affiliates (as that term is defined in 13 C.F.R. Section121.103), is a "small business concern" within the meaning of the Small Business Investment Act of 1958, as amended, and the regulations promulgated thereunder (the "SMALL BUSINESS INVESTMENT ACT") and Part 121 of Title 13 of the United States Code of Federal Regulations ("CFR"). The information provided by the Company to each Purchaser that is a licensed Small Business Investment Company (an "SBIC PURCHASER") on SBA Forms 480, 652 and 1031 delivered in connection herewith is accurate and complete.

SECTION 4.     REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

        Each Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

        4.1 REQUISITE POWER AND AUTHORITY. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement, the Investors' Rights Agreement and the Co-Sale Agreement and to carry out their provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement, the Investors' Rights Agreement and the Co-Sale Agreement has been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement, the Investors' Rights Agreement and the Co-Sale Agreement will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (b) general principles of equity that restrict the availability of equitable remedies, and
(c) to the extent that the enforceability of the indemnification provisions of
Section 3.9 of the Investors' Rights Agreement may be limited by applicable laws.

        4.2 CONSENTS. All consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings with any governmental or banking authority on the part of Purchaser required in connection with the consummation of the transactions contemplated in the Agreement, the Investors' Rights Agreement or the Co-Sale Agreement have been or shall have been obtained prior to and be effective as of the Closing.

        4.3 INVESTMENT REPRESENTATIONS. Purchaser understands that neither the Shares nor the Conversion Shares have been registered under the Securities Act. Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement. Purchaser hereby represents and warrants as follows:

               (a) PURCHASER BEARS ECONOMIC RISK. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the



                                       3.

Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Shares (or the Conversion Shares) are registered pursuant to the Securities Act or an exemption from registration is available. Purchaser understands that the Company has no present intention of registering the Shares, the Conversion Shares or any shares of its common stock. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Shares or the Conversion Shares under the circumstances, in the amounts or at the times Purchaser might propose.

               (b) PURCHASER CAN PROTECT ITS INTEREST. Purchaser represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement, the Investors' Rights Agreement and the Co-Sale Agreement. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

               (c) ACCREDITED INVESTOR. Purchaser represents that it is an "accredited investor" within the meaning of Regulation D under the Securities Act as such term is defined under Rule 501 of Regulation D as indicated on EXHIBIT C hereto.

               (d) INVESTMENT. Purchaser is acquiring the Shares (or any of the common stock into which the Shares are convertible) for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof, and Purchaser has no present intention of selling or distributing the Shares (or any of the common stock into which the Shares are convertible). Purchaser understands that the Shares (and the common stock into which the Shares are convertible) to be purchased by it have not been registered under the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

               (e) COMPANY INFORMATION. Purchaser has received and read the financial statements of the Company and of Hearst HomeArts, Inc. and has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Purchaser has also had the opportunity to ask questions of and receive answers from the Company and its management regarding the terms and conditions of this investment.

               (f) RESTRICTED SECURITIES. Purchaser acknowledges and agrees that the Shares and the Conversion Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the number of shares being sold during any three-month period not exceeding specified limitations.

        4.4 TRANSFER RESTRICTIONS. Each Purchaser acknowledges and agrees that the Shares and the Conversion Shares are subject to restrictions on transfer as set forth in the Investors' Rights Agreement.

                                       4.

SECTION 5.     CONDITIONS TO CLOSING.

        5.1 CONDITIONS TO PURCHASERS' OBLIGATIONS AT THE CLOSING. Purchasers' obligations to purchase the Shares at the Closing are subject to the satisfaction, at or prior to the Closing, of the following conditions:

               (a) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

               (b) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement, the Investors' Rights Agreement and the Co-Sale Agreement (except for such as may be properly obtained subsequent to the Closing).

               (c) FILING OF RESTATED ARTICLES. The Restated Articles shall have been filed with the Secretary of State of the State of California.

               (d) CORPORATE DOCUMENTS. The Company shall have delivered to Purchasers or their counsel, copies of all corporate documents of the Company as Purchasers shall reasonably request.

               (e) RESERVATION OF CONVERSION SHARES. The Conversion Shares issuable upon conversion of the Shares shall have been duly authorized and reserved for issuance upon such conversion.

               (f) INVESTORS' RIGHTS AGREEMENT. An Investors' Rights Agreement substantially in the form attached hereto as EXHIBIT D shall have been executed and delivered by the parties thereto.

               (g) CO-SALE AGREEMENT. The Co-Sale Agreement substantially in the form attached hereto as EXHIBIT E shall have been executed and delivered by the parties thereto.

        5.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to issue and sell the Shares at each Closing is subject to the satisfaction, on or prior to the Closing, of the following conditions:

               (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by Purchasers in Section 4 hereof shall be true and correct at the date of the Closing, with the same force and effect as if they had been made on and as of said date.

               (b) PERFORMANCE OF OBLIGATIONS. Purchasers shall have performed and complied with all agreements and conditions herein required to be performed or complied with by Purchasers on or before the Closing.

               (c) FILING OF RESTATED ARTICLES. The Restated Articles shall have been filed with the Secretary of State of the State of California.

                                       5.

               (d) INVESTORS' RIGHTS AGREEMENT. An Investors' Rights Agreement substantially in the form attached hereto as EXHIBIT D shall have been executed and delivered by the parties thereto.

               (e) CO-SALE AGREEMENT. The Co-Sale Agreement substantially in the form attached hereto as EXHIBIT E shall have been executed and delivered by the parties thereto.

               (f) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement, the Investors' Rights Agreement and the Co-Sale Agreement (except for such as may be properly obtained subsequent to the Closing).

SECTION 6.     MISCELLANEOUS.

        6.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and performed entirely in the State of California.

        6.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

        6.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

        6.4 ENTIRE AGREEMENT. This Agreement, the Exhibits, the Investors' Rights Agreement, the Co-Sale Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

        6.5 SEPARABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        6.6    AMENDMENT AND WAIVER.

               (a) This Agreement may be amended or modified only upon the written consent of the Company and holders of at least a majority of the Shares (treated as if converted and including any Conversion Shares into which the Shares have been converted that have not been sold to the public).

               (b) The obligations of the Company and the rights of the holders of the Shares and the Conversion Shares under the Agreement may be waived only with the written consent of the holders of at least a majority of the Shares (treated as if converted and including any Conversion Shares into which the Shares have been converted that have not been sold to the public).

                                       6.

               (c) Any amendment or waiver effected in accordance with this
Section 6.6 shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities and the Company.

        6.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, the Investors' Rights Agreement, the Co-Sale Agreement or the Restated Articles, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Purchaser's part of any breach, default or noncompliance under this Agreement or under the Restated Articles or any waiver on such party's part of any provisions or conditions of the Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Restated Articles, Bylaws, or otherwise afforded to any party, shall be cumulative and not alternative.

        6.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof and to Purchaser at the address set forth on EXHIBIT A attached hereto or at such other address as the Company or Purchaser may designate by ten days advance written notice to the other parties hereto.

        6.9 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

        6.10 WAIVER OF CONFLICTS. Each party to this Agreement acknowledges that legal counsel for the Company, Cooley Godward LLP ("COOLEY GODWARD"), has in the past and may continue in the future to perform legal services for one or more of the Purchasers or their affiliates in matters unrelated to the transactions contemplated by this Agreement, including, but not limited to, the representation of the Purchasers in matters of a similar nature to the transactions contemplated herein. Each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation, (b) acknowledges that with respect to the transactions contemplated herein, Cooley Godward has represented the Company and not any individual Purchaser or any individual shareholder, director or employee of the Company and (c) gives its informed consent to Cooley Godward's representation of the Company in the transactions contemplated by this Agreement and Cooley Godward's representation of one or more of the Purchasers or their affiliates in matters unrelated to such transactions.

        6.11 TITLES AND SUBTITLES. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                                       7.

        6.12 PRONOUNS. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

        6.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        6.14 EXPENSES. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement, the Investors' Rights Agreement and the Co-Sale Agreement.

        6.15 BROKER'S FEES. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein, except that the Company shall be obligated to pay BT Alex. Brown Incorporated its fees pursuant to its agreement with the Company related to this transaction. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 6.15 being untrue.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]




                                       8.

        IN WITNESS WHEREOF, the parties hereto have executed this SERIES E PREFERRED STOCK PURCHASE AGREEMENT as of the date first above written.

COMPANY:                                    WOMEN.COM NETWORKS
                                            1820 Gateway Drive, Suite 100
                                            San Mateo, CA  94404


                                            By: /s/ MARLEEN MCDANIEL
                                               --------------------------------
                                                  Marleen McDaniel, President


PURCHASERS:
                                            (Name of Entity, if applicable)

                                            By:
                                               --------------------------------
                                                   (Signature)

                                            Title:
                                               --------------------------------

                                 SIGNATURE PAGE
                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT

===============================================================================















                               WOMEN.COM NETWORKS


                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT


                               DATED: MAY 7, 1999












===============================================================================

                                TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
SECTION 1.     Agreement to Sell and Purchase................................................1

        1.1    Authorization of Shares.......................................................1

        1.2    Sale and Purchase.............................................................1

SECTION 2.     Closing, Delivery and Payment.................................................1

        2.1    Closing Date..................................................................1

        2.2    Delivery......................................................................1

        3.1    Organization, Good Standing and Qualification.................................2

        3.2    Capitalization................................................................2

        3.3    Authorization; Binding Obligations............................................2

        3.4    Small Business Concern........................................................3

SECTION 4.     Representations and Warranties of the Purchasers..............................3

        4.1    Requisite Power and Authority.................................................3

        4.2    Consents......................................................................3

        4.3    Investment Representations....................................................3

        4.4    Transfer Restrictions.........................................................4

SECTION 5.     Conditions to Closing.........................................................5

        5.1    Conditions to Purchasers' Obligations at the Closing..........................5

        5.2    Conditions to Obligations of the Company......................................5

SECTION 6.     Miscellaneous.................................................................6

        6.1    Governing Law.................................................................6

        6.2    Survival......................................................................6

        6.3    Successors and Assigns........................................................6

        6.4    Entire Agreement..............................................................6

        6.5    Separability..................................................................6

        6.6    Amendment and Waiver..........................................................6

        6.7    Delays or Omissions...........................................................7

        6.8    Notices.......................................................................7

        6.9    Attorneys' Fees...............................................................7

        6.10   Waiver of Conflicts...........................................................7

        6.11   Titles and Subtitles..........................................................7

        6.12   Pronouns......................................................................8


                                       i.

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                          PAGE
                                                                                          ----
        6.13   Counterparts..................................................................8

        6.14   Expenses......................................................................8

        6.15   Broker's Fees.................................................................8

                                      ii.

                                LIST OF EXHIBITS

        Schedule of Purchasers                                       Exhibit A

        Amended and Restated Articles of Incorporation               Exhibit B

        Definition of an "Accredited Investor"                       Exhibit C

        Amended and Restated Investors' Rights Agreement             Exhibit D

        Amended and Restated Co-Sale and Voting Agreement            Exhibit E

                                      iii.

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS

                       SERIES E PREFERRED STOCK FINANCING

---------------------------------------------------------------------------------------------
                                                                              AGGREGATE
NAME AND ADDRESS                                             SHARES         PURCHASE PRICE
---------------------------------------------------------------------------------------------
                                                                                  $




        TOTALS:


                                    EXHIBIT A
                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                                    EXHIBIT B

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION









                                    EXHIBIT B
                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                                    EXHIBIT C
                     DEFINITION OF AN "ACCREDITED INVESTOR"






                                    EXHIBIT C
                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                                    EXHIBIT D

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT







                                    EXHIBIT D
                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                                    EXHIBIT E

                AMENDED AND RESTATED CO-SALE AND VOTING AGREEMENT






                                    EXHIBIT E
                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT